Exhibit 10.5

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into effective as of June 19, 2015, by and among Harvest Natural Resources, Inc., a Delaware corporation (the “Company”) and CT Energy Holding SRL, a Barbados Society with Restricted Liability (the “Investor”).

RECITALS

WHEREAS, the Investor and the Company are parties to the Securities Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), concerning the Company’s issuance and sale to the Investor of (i) a 15.0% non-convertible senior secured note due 2020 in the principal amount of $25,225,000 (the “Non-Convertible Note”), (ii) a 9.0% convertible senior secured note due 2020 in the principal amount of $6,975,000 (the “Convertible Note”), (iii) a 15.0% non-convertible senior secured note due 2020 in the principal amount of up to $12,000,000 (the “Additional Draw Note,” and together with the Non-Convertible Note and the Convertible Note, the “Notes”), (iv) a warrant (the “Warrant”) to purchase up to 34,070,820 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”) and (v) shares of the Company’s Series C preferred stock, par value $0.01 per share.

WHEREAS, in connection with the consummation of the transactions contemplated by the Purchase Agreement, and pursuant to the terms of the Purchase Agreement, the parties hereto desire to enter into this Agreement in order to grant certain registration rights to the Investor as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Certain Definitions. Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings ascribed to such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following respective meanings:

“Additional Draw Note” has the meaning specified therefor in the Recitals of this Agreement.

“Affiliate” has the meaning ascribed to such term in the Purchase Agreement.

“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Claims” has the meaning ascribed to such term in Section 2.1(e)(i).

“Closing Date” has the meaning ascribed to such term in the Purchase Agreement.

“Common Stock” has the meaning specified therefor in the Recitals of this Agreement.

“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Company Indemnified Person” has the meaning ascribed to such term in Section 2.1(e)(i).

“Convertible Note” has the meaning specified therefor in the Recitals of this Agreement.

“Demand Notice” has the meaning ascribed to such term in Section 2.1(a)(i).

“Demand Registrable Securities” means (A) the Notes and (B) any shares of Common Stock issuable upon conversion of the Convertible Note or exercise of the Warrant. As to any particular Demand Registrable Securities, such securities shall only be treated as Demand Registrable Securities if and only for so long as they are held by a Holder and (1) have not been disposed of pursuant to a Registration Statement declared effective by the SEC, (2) have not been disposed of pursuant to Rule 144 or (3) have not otherwise been sold in a transaction exempt from the registration requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

“Demand Registration” has the meaning ascribed to such term in Section 2.1(a)(i).

“Demand Right” has the meaning ascribed to such term in Section 2.1(a)(i).

“Equity Interest” has the meaning ascribed to such term in the Purchase Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means the Investor and any Person holding Registrable Securities to whom the rights under Section 2.1 have been transferred in accordance with Section 2.1(h).

“Holder Indemnified Person” has the meaning ascribed to such term in Section 2.1(e)(ii).

“Included Registrable Securities” has the meaning ascribed to such term in Section 2.1(b)(i).

“Indemnified Damages” has the meaning ascribed to such term in Section 2.1(d)(i).

“Indemnified Party” has the meaning ascribed to such term in Section 2.1(d)(iii).

“Indemnifying Party” has the meaning ascribed to such term in Section 2.1(d)(iii).

“Investor” has the meaning specified therefor in the introductory paragraph of this Agreement.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book running lead manager of such Underwritten Offering.

“Non-Convertible Note” has the meaning specified therefor in the Recitals of this Agreement.

“Notes” has the meaning specified therefor in the Recitals of this Agreement.

“Other Holders” has the meaning ascribed to such term in Section 2.1(b)(ii).

“Person” means an individual, partnership (limited or general), corporation, limited liability company, trust or unincorporated organization or a government or agency or political subdivision thereof.

“Piggyback Registration” has the meaning ascribed to such term in Section 2.1(b)(i).

“Purchase Agreement” has the meaning specified therefor in the Recitals of this Agreement.

“register,” “registered” and “registration” refer to the registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement by the SEC.

“Registrable Securities” means (A) the Demand Registrable Securities and (B) the Warrants. As to any particular Registrable Securities, such securities shall only be treated as Registrable Securities if and only for so long as they are held by a Holder and (1) have not been disposed of pursuant to a Registration Statement declared effective by the SEC, (2) have not been disposed of pursuant to Rule 144 or (3) have not otherwise been sold in a transaction exempt from the registration requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

“Registration Expenses” means all reasonable expenses incurred by the parties hereto in complying with Sections 2.1(a) and (b), including, without limitation, all registration, qualification, exchange listing and filing fees, printing expenses, fees and expenses of counsel and independent accountants for the Company, blue sky fees and expenses, and expenses of the transfer agent for the Common Stock, incident to or required by any such registration (but excluding the Selling Expenses for any Holder).

“Registration Period” has the meaning ascribed to such term in Section 2.1(c)(i).

“Registration Statement” means a registration statement under the Securities Act filed by the Company with the SEC.

“Registration Term” has the meaning ascribed to such term in Section 2.1(a)(i).

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor or similar rule as may be enacted by the SEC from time to time, all as the same shall be in effect at the time.

“SEC” means the Securities and Exchange Commission of the United States or any other U.S. federal agency at the time administering the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Selling Expenses” means all underwriting discounts and selling commissions and similar fees applicable to the sale of Registrable Securities, all fees and expenses of legal counsel for any Holder and all transfer taxes relating to any sale of Registrable Securities.

“Selling Holder” means a Holder who is selling Registrable Securities pursuant to Section 2.1(b).

“Shelf Registration” has the meaning ascribed to such term in Section 2.1(a)(ii).

“Shelf Registration Statement” has the meaning ascribed to such term in Section 2.1(a)(ii).

“Shelf Supplement” has the meaning ascribed to such term in Section 2.1(a)(ii).

“Shelf Takedown” has the meaning ascribed to such term in Section 2.1(a)(ii).

“Shelf Takedown Notice” has the meaning ascribed to such term in Section 2.1(a)(ii).

“Shelf Takedown Right” has the meaning ascribed to such term in Section 2.1(a)(ii).

“Underwritten Offering” means an offering in which shares of Common Stock are sold to an underwriter on a firm commitment or best efforts basis for reoffering to the public pursuant to a Registration Statement.

“Violations” has the meaning ascribed to such term in Section 2.1(e)(i).

“Warrant” has the meaning specified therefor in the Recitals of this Agreement.

ARTICLE II

REGISTRATION RIGHTS

2.1 Registration Rights.

(a) Demand Registration; Shelf Registration.

(i) Demand Procedure. Subject to the provisions of Section 2.1(a)(iii), at any time beginning three months after the Closing Date, a Holder shall have the right (the “Demand Right”), by written notice to the Company (a “Demand Notice”), to require the Company to register all or a portion of the Demand Registrable Securities held by such Holder under and in accordance with the provisions of the Securities Act (in each case, a “Demand Registration”); provided, however, that the Company shall have no obligation to register any Demand Registrable Securities under this Section 2.1(a): (A) except as otherwise provided in Section 2.1(a)(iv), if the Company is in the process of effecting a Demand Registration under this Section 2.1(a); or (B) if a Registration Statement filed pursuant to a Demand Notice is already effective which would permit the distribution sought in a new Demand Notice. The Company shall, within five Business Days after the date a Demand Notice is given, provide written notice of such request to all Holders of Demand Registrable Securities. As soon as practicable, but in any case subject to clauses (A) through (C) above, no later than 60 days following the receipt by the Company of the original Demand Notice, (i) the Company will file a Registration Statement on Form S-3 with the SEC (or, alternatively, amend the Company’s existing Registration Statement on Form S-3 (File No. 333-197345)) to register the resale of the issued and outstanding Demand Registrable Securities covered by the original Demand Notice and any additional Demand Registrable Securities requested to be included in such registration by any other Holders (as specified by such other Holders in a Demand Notice which shall be provided to the Company on or before 10 days after the date the Company’s written notice is given to such Holders), or (ii), if the Company is not then eligible to file a Registration Statement on Form S-3, the Company will instead file a Registration Statement on Form S-1 (or other applicable form) to effect the resale of such Demand Registrable Securities no later than 90 days following receipt of the original Demand Notice. The Company will use its reasonable best efforts to cause such Registration Statement to be declared effective by the SEC as promptly as practicable after such filing.

(ii) Shelf Procedure. The Company will use its reasonable best efforts to, as soon as practicable, but no later than three months after the Closing Date, file a Registration Statement on Form S-3 with the SEC (or, alternatively, amend the Company’s existing Registration Statement on Form S-3 (File No. 333-197345)) to register an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of all issued and outstanding Registrable Securities (such registration statement, a “Shelf Registration Statement,” and such registration, a “Shelf Registration”). The Company will use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the SEC as promptly as practicable after such filing. Subject to the provisions of Section 2.1(a)(iii), at any time after such Shelf Registration Statement is declared effective and ending upon the expiration of the Registration Term, a Holder shall have the right (the “Shelf Takedown Right”), by written notice to the Company (a “Takedown Notice”), to require the Company to effect an offering of all or part of its Registrable Securities included in such Shelf Registration Statement under and in accordance with the provisions of the Securities Act (in each case, a “Shelf Takedown”). As soon as practicable following the receipt by the Company of the original Shelf Takedown Notice, the Company shall use its reasonable best efforts, including by amending or supplementing (a “Shelf Supplement”) to such Shelf Registration Statement, to enable the Registrable Securities covered by the original Takedown Notice and any additional Registrable Securities requested to be included in such registration by any other Holders (as specified by such other Holders in a Takedown Notice which shall be provided to the Company on or before 10 days after the date the Company’s written notice is given to such Holders), to be offered and sold as contemplated by the original Shelf Takedown Notice. If a Shelf Supplement under this Section 2.1(a) is an amendment to such Shelf Registration Statement, the Company shall use its reasonable best efforts to cause such Shelf Supplement to be declared effective by the SEC as soon as practicable thereafter. Notwithstanding the foregoing, if the Company is ineligible to use a Shelf Registration Statement under the Securities Act, the provisions of this Section 2.1(a)(ii) shall not apply until the Company regains eligibility.

(iii) Postponement. Notwithstanding anything to the contrary in this Agreement, the Company will, upon written notice to any Holder whose Registrable Securities are included in or proposed to be included in a Registration Statement pursuant to this Section

2.1, be entitled to postpone the filing of, or declaration of effectiveness of, any Registration Statement or Shelf Supplement prepared pursuant to the exercise of a Demand Right or Shelf Takedown Right for a reasonable period of time not in excess of 60 days, if a majority of the board of directors of the Company determines, in the good faith exercise of its business judgment, and has delivered to the Holders written certification to the effect, that such registration and offering would (A) require disclosure of material non-public information concerning the Company which, at such time, is not in the best interest of the Company or (B) materially and adversely affect the Company; provided, however, such postponement right shall not be exercised by the Company more than twice in any twelve-month period. In the event of any such postponement, the Company will promptly notify the Holders in writing when the events or circumstances permitting such postponement have ended. In the event that the Company is subject to a binding lock-up agreement with one or more third-party underwriters at any time that a Holder requests a Demand Registration or Shelf Takedown, the Company shall have the right to postpone the filing of a Registration Statement or Shelf Supplement pursuant to the Demand Notice or Shelf Takedown Notice until the expiration of the applicable lock-up period (not to exceed 90 days, plus any customary extension period of the applicable underwriter).

(iv) Marketing Factors. If any Demand Registration or Shelf Takedown is in the form of an Underwritten Offering, the Holders of a majority of the Registrable Securities to be so registered or offered, on an as-converted basis, will select and be entitled to the services of the investment banking firm or firms and manager or managers that will administer the offering and the counsel to such investment banking firms and managers; provided that such investment banking firm, managers and counsel must be reasonably satisfactory to the Company. If the Managing Underwriter or underwriters of any proposed Underwritten Offering of shares of Common Stock (including any shares of Common Stock issuable upon conversion of the Convertible Notes or exercise of the Warrants) pursuant to a Demand Registration or Shelf Takedown advises the Company that the total issued and outstanding Registrable Securities held by all of the Holders exceeds the number of shares of such Common Stock which can be sold in such offering or would have an adverse effect on the price, timing or distribution of the shares of Common Stock proposed to be offered in such Underwritten Offering, then the shares of Common Stock to be included in such Underwritten Offering on behalf of the Holders shall be limited to the number of Registrable Securities that such Managing Underwriter or underwriters advises the Company can be sold without having such adverse effect, and the number of shares that may be included in such Underwritten Offering shall be allocated to the Holders on a pro rata basis based on the number of Registrable Securities held by each Holder.

(v) Additional Limitations. Notwithstanding anything to the contrary contained herein: (A) the Company shall not be required to effect a Demand Registration unless the Demand Registrable Securities to be registered exceed $5,000,000 in aggregate fair market value; (B) the Company shall not be required to effect a Shelf Takedown unless the Registrable Securities to be registered exceed $2,500,000 in aggregate fair market value; (C) in no event shall the Company be required to effect a Demand Registration more than two times in any twelve-month period for the Holders as a group; (D) in no event shall the Company be required to effect a Shelf Takedown more than two times in any twelve-month period for the Holders as a group; and (E) in accordance with Section 6.11(a) of the Purchase Agreement, the Company shall not be required to effect a Demand Registration or Shelf Takedown to the extent Notes or

Warrants offered thereunder would be transferred to a non-Affiliate of the Investor, unless such transfer has been approved by the requisite approval set out in Section 6.11(a) of the Purchase Agreement.

(b) Piggyback Registration.

(i) Participation. If at any time during the Registration Term the Company proposes to file a Registration Statement with respect to shares of Common Stock for its own account, for sale to the public, or to register shares of Common Stock for stockholders of the Company other than the Holders, other than (x) a registration on Form S-8 relating solely to employee benefit plans, (y) a registration relating solely to a transaction contemplated by Rule 145 under the Securities Act, or (z) a registration on any registration form which does not permit secondary sales, the Company shall give prompt notice of such proposed registration to each Holder and such notice shall offer each Holder (or any Holder who is not participating in the proposed Registration Statement) the opportunity to include in such registration such number of Registrable Securities consisting of Common Stock (the “Included Registrable Securities”) as such Holder may request in writing (a “Piggyback Registration”). The notice required to be provided in this Section 2.1(b)(i) to each Holder shall be provided pursuant to Section 3.3 and receipt of such notice shall be confirmed by each Holder. Each Holder shall then have 10 days to request inclusion of the Included Registrable Securities in the registration. If no request for inclusion from a Holder is received within the specified time, such Holder shall have no further right to participate in such Piggyback Registration. If, at any time after giving written notice of its intention to undertake a registration and prior to the closing of such registration, the Company shall determine for any reason not to undertake or to delay such registration, the Company may, at its election, give written notice of such determination to the Selling Holders and, (x) in the case of a determination not to undertake such registration, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated registration, and (y) in the case of a determination to delay such registration, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the registration. Any Selling Holder shall have the right to withdraw such Selling Holder’s request for inclusion of such Selling Holder’s Registrable Securities in such offering by giving written notice to the Company of such withdrawal up to and including the time of pricing of such offering. A Piggyback Registration shall not be considered a Demand Registration or Shelf Takedown for purposes of Section 2.1(a) of this Agreement.

(ii) Priority of Piggyback Registration. If the Managing Underwriter or underwriters of any proposed Underwritten Offering of shares of Common Stock included in a Piggyback Registration advises the Company that the total amount of shares of Common Stock which the Selling Holders and any other Persons (other than the Company) intend to include in such offering exceeds the number which can be sold in such offering or would have an adverse effect on the price, timing or distribution of the shares of Common Stock proposed to be offered in such Underwritten Offering, then the shares of Common Stock to be included in such Underwritten Offering on behalf of the Selling Holders shall include the number of Registrable Securities that such Managing Underwriter or underwriters advises the Company can be sold without having such adverse effect. Such shares of Common Stock shall be allocated pro rata among the Selling Holders and any other Persons who possess registration rights who have requested participation in the Piggyback Registration (“Other Holders”) (based, for each such

Selling Holder or Other Holder, on the percentage derived by dividing (A) the number of shares of Common Stock or other capital stock of the Company proposed to be sold by such Selling Holder or such Other Holder in such offering by (B) the aggregate number of shares of such class of securities proposed to be sold by all Selling Holders and all Other Holders in the Piggyback Registration).

(c) Registration Procedures. In the case of the registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will, upon reasonable request, inform each Holder as to the status of such registration, qualification and compliance. At its expense, in the case of a Registration Statement filed pursuant to Section 2.1(a) or Section 2.1(b), the Company will, during such time as any Holder holds Registrable Securities:

(i) use reasonable best efforts to cause such Registration Statement to become effective and to prepare and file such amendments and post-effective amendments to the Registration Statement and any documents required to be incorporated by reference therein as may be necessary to keep the applicable Registration Statement filed and declared effective pursuant to this Agreement, and any related qualification or compliance under state securities laws which it is necessary to obtain, effective until the earliest of (A) three years after the declaration of effectiveness of the Registration Statement by the SEC, (B) the date upon which all Registrable Securities cease to be Registrable Securities and (C) the date upon which the Holders have completed the distribution described in such Registration Statement, whichever first occurs (the period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as the “Registration Period”); provided, however, that in the case of clause (A), such Registration Period shall be extended by a period of time equal to the duration of any stop order, injunction or other order or requirement of the SEC or other governmental agency or court issued to or by which the Company is bound and by any postponement initiated by the board of directors of the Company pursuant to Section 2.1(a)(ii); provided further, however, that in no event shall any such extension period exceed six months.

(ii) at least five Business Days prior to filing a Registration Statement and at least three Business Days prior to the filing of a prospectus or any amendments or supplements to a Registration Statement or a prospectus (but not any periodic report to be incorporated by reference in a Registration Statement or a prospectus), the Company shall furnish to the Holders of the Registrable Securities covered by such Registration Statement and the underwriter or underwriters, if any, copies of or drafts of all such documents proposed to be filed;

(iii) in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(iv) furnish such number of prospectuses and other documents incident thereto as any Holder from time to time may reasonably request to enable such Holder to consummate the disposition of the Registrable Securities owned by such Holder;

(v) use reasonable best efforts to timely register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests and do any and all other acts and things which may be reasonably necessary to enable such Holder to consummate the disposition of the Registrable Securities owned by such Holder in such jurisdictions; provided, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.1(c), (B) subject itself to taxation in any such jurisdiction or (C) file a general consent to service of process in any jurisdiction unless the Company is already subject to service in such jurisdiction;

(vi) notify each Holder of such Registrable Securities as promptly as practicable (A) after becoming aware of the happening of any event as a result of which the Registration Statement, the prospectus included in the Registration Statement, as then in effect, or any prospectus supplement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) if a majority of the board of directors of the Company determines, in the good faith exercise of its business judgment, that the disposition of Registrable Securities pursuant to the Registration Statement would (I) require disclosure of material non-public information concerning the Company which, at such time, is not in the best interest of the Company, or (II) otherwise materially and adversely affect the Company, (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose or the receipt by the Company of written correspondence from the SEC notifying the Company that the SEC may undertake either of the foregoing or (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction, and notify each Holder of such Registrable Securities when such events or circumstances have ended and the applicable Registration Statement is again available for use in connection with dispositions of Registrable Securities and, if appropriate, the Company will in connection therewith prepare a supplement or amendment to the prospectus included in the applicable Registration Statement so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, written notification from the SEC of the possibility thereof or proceedings related thereto;

(vii) notify each Holder of such Registrable Securities as promptly as practicable of the filing of the Registration Statement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto, and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective;

(viii) in the case of an Underwritten Offering, use its reasonable best efforts to (i) make such representations and warranties to the Holders that are selling stockholders and the underwriter(s) with respect to the business of the Company and its subsidiaries, and the Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in customary form, substance and scope, and, if true, confirm the same if and when requested; (ii) cause to be furnished, upon request of the underwriters, an opinion of counsel for the Company dated the date of the closing under the underwriting agreement; (iii) cause to be furnished, upon request of the underwriters, a “comfort” letter, dated the pricing date of such Underwritten Offering and a letter of like kind dated the date of the closing under the underwriting agreement, in each case, signed by the independent public accountants who have audited any of the Company’s financial statements included or incorporated by reference into the Registration Statement, and each of the opinion and the “comfort” letter shall be in customary form and cover such matters with respect to such Registration Statement (and the prospectus and any prospectus supplement included therein) as such underwriters may reasonably request and which are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in similar Underwritten Offerings of securities; and (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the underwriter(s) to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(ix) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated thereunder;

(x) make available to the appropriate representatives of the Managing Underwriter and Holders access to such information and Company personnel as is reasonable and customary to enable such parties to establish a due diligence defense under the Securities Act to the extent such defense is available to such person; provided, that the Company need not disclose any non-public information to any such representative unless and until such representative has entered into a confidentiality agreement with the Company;

(xi) provide a transfer agent and registrar for all Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement; and

(xii) if requested by a Holder and subject to review and approval by the Company, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment.

(d) Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1(a) and Section 2.1(b) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any Registration Expenses for any registration proceeding begun pursuant to Section 2.1(a) if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered, on an as-converted basis (in which case all selling Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be included in the withdrawn registration), unless the Holders of a majority of the Registrable Securities, on an as-converted basis, agree that such withdrawn registration shall constitute a Demand Registration or Shelf Takedown, as applicable, to which they were entitled pursuant to Section 2.1(a). All Selling Expenses relating to the sale of Registrable Securities registered by or on behalf of the Holders shall be borne by such Holders pro rata on the basis of the number of Registrable Securities so registered except to the extent such Selling Expense is specifically attributable to one Holder, in which case it shall be borne by such Holder.

(e) Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(i) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder, the directors, officers, members, partners, employees, agents, underwriters, advisors, representatives of, and each Person, if any, who controls any Holder within the meaning of the Securities Act or the Exchange Act (each, a “Company Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened (“Indemnified Damages”), to which any of them may become subject to the extent such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (A) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any document incorporated by reference therein or in any filing made in connection with the qualification of the offering under the securities or other blue sky laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (B) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or contained in any related free writing prospectuses of the Company or in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (A) through (C) being, collectively, “Violations”). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 2.1(e)(i): (i) shall not apply to a Claim by a Company Indemnified Person to the extent arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Company Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Person and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 2.1(h).

(ii) In connection with any Registration Statement in which a Holder is participating, each such Holder agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 2.1(e)(i), the Company, each of its directors, each of its officers who signs the Registration Statement, each of its employees, agents, advisors and representatives and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, a “Holder Indemnified Person”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, to the extent such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in connection with such Registration Statement; provided, however, that the indemnity agreement contained in this Section 2.1(e)(ii) and the agreement with respect to contribution contained in Section 2.1(e)(iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Holder shall be liable under this Section 2.1(e)(ii) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds (net of any Selling Expenses) to such Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement, except in the event of fraud by such Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person and shall survive the transfer of the Registrable Securities by the Holders pursuant to Section 2.1(h). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 2.1(e)(ii) with respect to any preliminary prospectus shall not inure to the benefit of any Holder Indemnified Person if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

(iii) Each Company Indemnified Person or Holder Indemnified Person entitled to indemnification under this Section 2.1(d) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any Claim as to which indemnity may be sought, and unless in such Indemnified Party’s reasonable judgment a conflict of interest may exist between such Indemnified Party and the Indemnifying Party, shall permit the Indemnifying Party to assume the defense of any such Claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such Claim, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is prejudicial to the Indemnifying Party in defending such Claim.

(iv) If the indemnification provided for in this Section 2.1(d) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Claim or Indemnified Damages referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim or Indemnified Damages in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the Violations which resulted in such Claim or Indemnified Damages as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the Violation relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.

(f) Covenants of Holders.

(i) Each Holder agrees that, upon receipt of any notice from the Company pursuant to Section 2.1(c)(vi), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the applicable Registration Statement (and if so requested by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies, then in such Holder’s possession, of the prospectus covering such Registrable Securities at the time of receipt of such notice), until the receipt of written notification from the Company that the circumstances requiring the discontinuation of the use of such Registration Statement has ended and, if applicable, receipt from the Company of copies of a supplemented or amended prospectus.

(ii) Each Holder whose Registrable Securities are included in a Registration Statement pursuant to an Underwritten Offering severally agrees to enter into such lock-up agreement as the Managing Underwriter may in its reasonable discretion require in connection with any such Underwritten Offering (which lock-up agreement may provide for a lock-up period of up to 90 days, plus any customary extension period of the applicable underwriter); provided, however, that all executive officers and directors of the Company shall be subject to similar restrictions or enter into similar agreements (subject to such exceptions as the Managing Underwriter may permit in its reasonable discretion).

(iii) Each Holder agrees to notify the Company, at any time when a prospectus relating to a Registration Statement contemplated by Sections 2.1(a) or 2.1(b), as the case may be, is required to be delivered by it under the Securities Act, of the occurrence of any event relating to the Holder which requires the preparation of a supplement or amendment to such prospectus included in the Registration Statement so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading relating to such Holder, and each Holder shall promptly make available to the Company the information to enable the Company to prepare any such supplement or amendment. Each Holder also agrees that, upon delivery of any notice by it to the Company of the happening of any event of the kind described in the preceding sentence of this subsection, the Holder will forthwith discontinue disposition of Registrable Securities pursuant to such Registration Statement until its receipt of the copies of the supplemental or amended prospectus contemplated by this subsection, which the Company shall promptly make available to each Holder and, if so requested by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities at the time of delivery of such notice.

(iv) Each Holder shall promptly furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Section 2.1. Such Holder will assist the Company in updating such information in the Registration Statement and any prospectus supplement relating thereto.

(v) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section 2.1 are not transferable on the books of the Company unless the stock certificate evidencing such Registrable Securities (or other applicable documentation, if the Registrable Securities are registered as restricted securities in book-entry form in a direct registration system maintained for the Company by its transfer agent) is submitted to the Company’s transfer agent.

(vi) Each Holder hereby covenants with the Company not to make any disposition of Registrable Securities pursuant to the Registration Statement other than in compliance with the Securities Act and other applicable laws (provided, that for purposes of this covenant, each Holder shall be entitled to rely on the accuracy and completeness of disclosures with respect to which the Company is providing indemnification pursuant to Section 2.1(d) hereof).

(vii) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such Registration Statement that constitutes a violation of Regulation M under the Exchange Act or to take any action that violates any other applicable rule, regulation or securities law, including, without limitation, laws relating to short-selling. If requested by the SEC in connection with the review of a Registration Statement or otherwise, each Holder agrees to certify its acknowledgement of the matters described in the preceding sentence and compliance therewith.

(g) Rule 144 Reporting. The Company agrees to use reasonable best efforts after the Closing Date and until such date that the Registrable Securities have been (i) disposed of pursuant to a Registration Statement declared effective by the SEC, (ii) disposed of pursuant to Rule 144 or (iii) otherwise been sold in a transaction exempt from the registration requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale, to:

(i) make and keep adequate current public information with respect to the Company available, as those terms are understood and defined in Rule 144, at all times;

(ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(iii) so long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act, and take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act.

(h) Transfer and Assignment. The rights, interests or obligations under this Agreement shall not be transferable or assignable by a Holder except in accordance with Section 6.11(c) of the Purchase Agreement, and such provisions are incorporated herein for all purposes.

ARTICLE III

MISCELLANEOUS

3.1 Termination. This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Securities outstanding; provided, that the provisions of Sections 2.1(d) and 2.1(e) shall survive any such termination

3.2 Waivers and Amendments. This Agreement may be amended or waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely), but only by an instrument in writing authorized by the Company and the Holder or Holders of at least a majority of the Registrable Securities, on an as-converted basis, and signed by the Company and such Holder or Holders, as applicable. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to any Holder who has not previously received notice thereof or consented thereto in writing. No failure or delay on the part of any party in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any covenant or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

3.3 Notices. Notices shall be provided as set forth in Section 8.4 of the Purchase Agreement, and such provisions are incorporated herein for all purposes. Promptly after becoming a Holder, any Holder other than the Investors shall provide the Company with notification information the type of which is set forth in Section 8.4 of the Purchase Agreement.

3.4 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties.

3.5 Counterparts. This Agreement may be executed in any number of counterparts and by the parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

3.6 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

3.7 Governing Law. This Agreement and all issues hereunder shall be governed by and construed in accordance with the Laws of the State of New York, without regard to any conflicts of law provisions thereof that would result in the application of the laws of any other jurisdiction.

3.8 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected, it being intended that each party’s rights and privileges shall be enforceable to the fullest extent permitted by applicable law.

3.9 Rules of Construction. Unless otherwise expressly provided to the contrary in this Agreement, this Agreement shall be interpreted in accordance with the provisions set forth in Section 7.2 of the Purchase Agreement, and such provisions are incorporated herein for all purposes.

3.10 No Third Party Beneficiaries. Nothing expressed or implied in this Agreement shall be construed to give any Person other than the parties hereto any legal or equitable rights hereunder.

3.11 Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement, together with the Purchase Agreement, supersedes all prior agreements and understandings between the parties hereto with respect to such subject matter hereof.

[Signature pages follow]

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties set forth below as of the date first written above.

HARVEST NATURAL RESOURCES, INC.

By:	/s/ Keith L. Head
Keith L. Head
Vice President and General Counsel

CT ENERGY HOLDING SRL

By:	/s/ Oswaldo Cisneros
Oswaldo Cisneros
Authorized Person

Signature Page to Registration Rights Agreement